UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

July 20, 2007

Date of Report (date of earliest event reported)

CARRIER ACCESS CORPORATION

(Exact name of Registrant as specified in its charter)

State of Delaware	000-24597	84-1208770
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

5395 Pearl Parkway

Boulder, Colorado 80301

(Address of principal executive offices)

(303) 218-5455

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e- 4(c))

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Amendment of Bylaws

Effective July 20, 2007, Section 6 of Article III of the Bylaws of Carrier Access Corporation (the “Company”) was amended to require that executive sessions of outside directors be held at each regular meeting of the Company’s Board of Directors, and at such other times as may be requested by the lead director or by one or more outside directors.

Section 6 of Article III of the Bylaws of the Company, as amended, is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Section 6, Article III of the Bylaws of the Company, as amended.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CARRIER ACCESS CORPORATION

Date: July 26, 2007	By:	/s/ GARY GATCHELL
Gary Gatchell Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Section 6, Article III of the Bylaws of the Company, as amended.